AQR FUNDS

Supplement dated April 27, 2018 (“Supplement”)

to the Class I Shares and Class N Shares Prospectus dated December 28, 2017, as amended (“Prospectus”) of the AQR Core Plus Bond Fund and AQR High Yield Bond Fund (the “Funds”)

This Supplement updates certain information contained in the Prospectus. Please review this important information carefully. You may obtain copies of the Funds’ Prospectuses and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective May 1, 2018, the sub-section entitled “Investment Minimums” on page 36 of the Prospectus, in the section entitled “Investing With the AQR Funds,” is hereby deleted in its entirety and replaced with the following:

INVESTMENT MINIMUMS:

Each Fund’s Class I Shares and Class N Shares are offered to investors subject to the minimums specified below:

The minimum initial account size is $5,000,000 for Class I Shares and $1,000,000 for Class N Shares. This minimum requirement may be modified or reduced with respect to certain eligibility groups as indicated in the following table:

	Minimum Investment
Eligibility Group	Class I	Class N
Institutional investors	$100,000	None
Fee-based and discretionary accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap fee programs and unified managed accounts	$100,000	None
Investors who are not eligible for a reduced minimum	$5,000,000	$1,000,000

Investors or financial advisors may aggregate accounts for purposes of determining whether the above minimum requirements have been met. Investors or financial advisors may also enter into a letter of intent indicating that they intend to meet the minimum investment requirements within an 18-month period.

There is no minimum initial account size in Class I Shares and Class N Shares for: (i) tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans; (ii) employees of the Adviser and affiliates, trustees and officers of the Trust and members of their immediate families; (iii) investment professionals, employees of broker-dealers or other financial intermediaries, and their immediate family members; and (iv) qualified defined contribution plans and 457 plans.

Some financial intermediaries may impose different or additional eligibility and minimum investment requirements. The Funds have the discretion to further modify, waive or reduce the above minimum investment requirements for Class I Shares and Class N Shares.

There is no minimum subsequent investment amount for Class I Shares or Class N Shares.

The Funds reserve the right to refuse any request to purchase shares.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

AQR FUNDS

Supplement dated April 27, 2018 (“Supplement”)

to the Class R6 Shares Prospectus dated December 28, 2017, as amended (“Prospectus”) of the AQR Core Plus Bond Fund and AQR High Yield Bond Fund (the “Funds”)

This Supplement updates certain information contained in the Prospectus. Please review this important information carefully. You may obtain copies of the Funds’ Prospectuses and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective May 1, 2018, the sub-sections entitled “Eligibility to Buy Class R6 Shares” and “Investment Minimums—Class R6 Shares” on page 35 of the Prospectus, in the section entitled “Investing With the AQR Funds,” are each hereby deleted in their entirety and replaced with the following:

ELIGIBILITY TO BUY CLASS R6 SHARES

Each Fund’s Class R6 Shares are offered exclusively to the following types of investors:

1)	Defined benefit plans, endowments and foundations, investment companies, corporations, insurance companies, trust companies, and other institutional investors not specifically enumerated;

2)

Fee-based and discretionary accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap fee programs and unified managed accounts that meet the minimum investment requirements below;

3)	Qualified defined contribution plans and 457 plans;

4)	tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans; and

5)	employees of the Adviser and affiliates, trustees and officers of the Trust and their immediate family members.

Any of the above eligible investors may invest either directly or through a financial advisor or other intermediaries not enumerated above.

Class R6 Shares are available directly from the Funds, or through certain financial intermediaries that have entered into appropriate agreements with the Funds’ Distributor, ALPS Distributors, Inc.

Class R6 Shares do not pay commissions or Rule 12b-1 Plan fees, or make administrative or service payments to financial intermediaries, sometimes referred to as “revenue sharing,” in connection with investments in Class R6 Shares.

INVESTMENT MINIMUMS—CLASS R6 SHARES

For eligibility group 1 above, the minimum initial account size is $100,000. For eligibility group 2 above, the minimum account size is $50,000,000, or a total of $100,000,000 invested across all series of the Trust. There is no minimum subsequent investment amount. For eligibility groups 3, 4 and 5 above, there is no minimum initial account size or subsequent investment amount.

Investors may aggregate accounts for purposes of determining whether the minimum investment requirements have been met. Investors may also enter into a letter of intent indicating that they intend to meet the minimum investment requirement within an 18-month period.

Some financial intermediaries may impose different or additional eligibility and minimum investment requirements, including limiting the availability of Class R6 Shares to certain of the eligibility groups enumerated above. The Funds have the discretion to further modify, waive or reduce the above minimum investment requirements.

If a shareholder’s account size declines below the minimum initial investment amount described above, other than as a result of a decline in the NAV per share, the Funds reserve the right, upon 60 days’ notice, to convert the account to the lowest fee share class for which the shareholder is then eligible.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

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